UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2024
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UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
  _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant’s telephone number, including area code)
  _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01 Other Events

On April 25, 2024, Universal Electronics Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) relating to its Annual Meeting of Stockholders to be held on June 11, 2024 (the “Annual Meeting”). Subsequent to such filing, the Company recently learned that Institutional Shareholder Services Inc. (“ISS”) had recommended that the Company stockholders vote “AGAINST” the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay proposal”).

In recommending against the approval of the Say-on-Pay proposal, ISS cites a pay-for-performance misalignment because the primary component of the pay of the Company’s Chief Executive Officer (“CEO”) was time-vesting equity awards. However, in 2024, the Company eliminated the use of time-vesting equity awards. As disclosed on page 36 in the Proxy Statement, for 2024 equity awards, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) modified the equity portion of the compensation program for the CEO and Non-CEO named executive officers by removing grants of stock options and replacing them with grants of performance-based stock units that generally vest subject to both the applicable named executive officer’s continued employment and the achievement of certain performance criteria set by the Compensation Committee. This change was made by the Compensation Committee with the intention to more closely align executive equity grants with stockholder interests.

In contrast to ISS, Glass Lewis & Co. (“Glass Lewis”) has recommended that the Company stockholders vote “FOR” the Say-on-Pay proposal. Glass Lewis specifically noted that the Compensation Committee addressed a concern regarding strictly time-vesting equity awards by introducing performance-based stock units as a component of the Company’s 2024 equity awards.

The Company believes that it has already addressed the concerns ISS has noted with respect to time-vesting equity awards. Accordingly, the Company continues to recommend that its stockholders vote “FOR” the Say-on-Pay proposal at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: June 4, 2024	By: /s/ Bryan M. Hackworth
Bryan M. Hackworth
Chief Financial Officer
(Principal Financial Officer)

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